Exhibit 99.2

AmerUs Group Co.

Financial Supplement
Third Quarter 2004

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
Earnings:	2004	2003	2004	2003
Net Income	$42,862	$40,835	$124,767	$120,340
Adjustments for:
Realized/unrealized (gains) losses on open block assets	(2,198)	(3,805)	19,934	(19,721)
Net amortization of DAC and VOBA due to open block gains or losses	(208)	90	681	6,488
Net effect of derivative related market value adjustments	5,483	(313)	4,861	(3,388)
Restructuring costs	—	989	—	11,222
Other (income) loss from non-insurance operations	14	(56)	(682)	(430)
Reinsurance adjustments	—	—	—	(2,505)
Income tax items	(3,678)	—	(21,969)	—
Income from discontinued operations	—	(545)	(3,899)	(1,567)
Cumulative effect of change in accounting	—	—	510	—

Adjusted Net Operating Income (1)	$42,275	$37,195	$124,203	$110,439

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.08	$0.95	$3.16	$2.82
Net Income per Share	$1.09	$1.04	$3.17	$3.07
Weighted Average Shares Outstanding	39,238	39,208	39,307	39,145
Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.04	$0.94	$3.05	$2.80
Net Income per Share	$1.05	$1.03	$3.07	$3.05
Weighted Average Shares Outstanding	40,769	39,650	40,667	39,453

Capitalization:	9/30/2004	12/31/2003
Bank Borrowings	$—	$27,000
Senior Notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,840	187,723
Surplus Note	25,000	25,000
Other Borrowings	12,728	36,873
Capital Securities - AmerUs Capital I	50,755	50,755

Total Notes Payable	546,073	596,101
Stockholders’ Equity (excluding AOCI) (5)	1,446,335	1,325,292

Total Capitalization (excluding AOCI) (5)	$1,992,408	$1,921,393

AOCI - Unrealized Gains / (Losses)	113,046	84,519

Total Capitalization (including AOCI)	$2,105,454	$2,005,912

Book Value per Share (3) (5):
including AOCI	$39.87	$35.97
excluding AOCI	$36.98	$33.81
Debt-to-Capital Ratio (4):
Standard & Poor’s	12.41%	16.02%
Moody’s	21.43%	24.84%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 9/30/2004 and 12/31/2003 were 39,113,503 and 39,194,602, respectively.

(4)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For Standard & Poor’s, the OCEANs, PRIDES, and AmerUs Capital I are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $84,484 and $94,019 as of September 30, 2004 and December 31, 2003, respectively. For Moody’s, AmerUs Capital I is treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above. Stockholders’ equity including AOCI amounted to $1,559.4 million at September 30, 2004 and $1,409.8 million at December 31, 2003.

AmerUs Group Co.

Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Revenues:
Insurance premiums	$64,582	$64,355	$199,110	$225,597
Product charges	61,455	40,634	165,301	136,168
Net investment income	261,988	244,278	770,174	751,098
Realized/unrealized capital gains (losses)	2,513	8,542	(42,122)	75,365
Other income:
Income from Independent Marketing Organizations	13,463	12,651	40,521	37,209
Other	3,995	4,197	13,838	13,251

Total Revenue	407,996	374,657	1,146,822	1,238,688
Benefits and Expenses:
Policyowner benefits - traditional life	66,736	64,304	198,552	213,702
Policyowner benefits - investment and UL contracts	158,836	134,298	433,799	470,023
Underwriting, acquisition and other expenses:
Operating expenses	32,075	30,598	92,903	84,818
Expenses from Independent Marketing Organizations	13,843	10,136	37,553	29,715
Restructuring costs	—	1,551	—	17,415
Amortization - DAC/VOBA	47,767	41,851	148,214	124,375
Amortization - DAC/VOBA realized gains / (losses)	(2,495)	2,347	3,247	12,800

Total underwriting, acquisition and other expenses	91,190	86,483	281,917	269,123
Interest expense:
Interest on bank debt	—	15	123	1,562
Interest on Senior Notes	2,172	2,172	6,516	6,515
Interest on Capital Securities (AmerUs Capital I)	1,005	1,064	3,133	3,192
Interest on Capital Securities (AmerUs Capital II)	—	1	—	7
Interest on PRIDES	1,998	2,018	5,994	2,730
Interest on OCEANs	1,839	1,839	5,516	5,516
Interest on Surplus Note	541	541	1,624	1,624
Interest on other borrowings	255	214	1,238	1,092

Total interest expense	7,810	7,864	24,144	22,238
Dividends to policyowners	24,538	22,016	60,958	86,330

Income before income tax expense	58,886	59,692	147,452	177,272
Income tax (expense)	(16,024)	(19,402)	(26,074)	(58,499)
Income from discontinued operations, net of tax	—	545	3,899	1,567
Cumulative effect of change in accounting, net of tax	—	—	(510)	—

Net income	$42,862	$40,835	$124,767	$120,340

Weighted Average Common Shares Outstanding:
Basic	39,237,840	39,208,151	39,307,268	39,144,872
Diluted	40,768,893	39,650,473	40,667,066	39,453,126

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Three Months Ended September 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$62,829	$541	$1,212	$64,582
Product charges	45,029	16,426	—	61,455
Net investment income	83,909	177,599	480	261,988
Realized/unrealized gains (losses) on closed block investments	1,911	—	—	1,911
Other income	810	16,144	529	17,483

	194,488	210,710	2,221	407,419
Benefits and expenses:
Policyowner benefits	96,350	121,073	380	217,803
Underwriting, acquisition, and other expenses	18,134	21,739	6,045	45,918
Amortization of DAC and VOBA, net of open block loss adjustment of $2,495	21,443	26,324	—	47,767
Dividends to policyowners	24,537	1	—	24,538

	160,464	169,137	6,425	336,026

Segment pre-tax operating income	$34,024	$41,573	$(4,204)	71,393

Realized/unrealized gains (losses) on open block assets				3,443
Unrealized gains (losses) on open block options and trading investments				(2,841)
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(7,629)
Cash flow hedge amortization				(140)
Amortization of DAC and VOBA due to open block gains and losses				2,495
Other income from non-insurance operations				(25)

Income from continuing operations				66,696
Interest (expense)				(7,810)
Income tax (expense)				(16,024)

Net income				$42,862

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Three Months Ended September 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$62,640	$1,482	$233	$64,355
Product charges	28,770	11,864	—	40,634
Net investment income	76,412	166,355	1,511	244,278
Realized/unrealized gains (losses) on closed block investments	3,915	—	—	3,915
Other income	1,037	15,549	169	16,755

	172,774	195,250	1,913	369,937
Benefits and expenses:
Policyowner benefits	85,628	117,597	(704)	202,521
Underwriting, acquisition, and other expenses	17,608	19,537	3,589	40,734
Amortization of DAC and VOBA, net of open block gain adjustment of $2,347	18,938	22,913	—	41,851
Dividends to policyowners	22,016	—	—	22,016

	144,190	160,047	2,885	307,122

Segment pre-tax operating income	$28,584	$35,203	$(972)	62,815

Realized/unrealized gains (losses) on open block assets				5,855
Unrealized gains (losses) on open block options and trading investments				(1,228)
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				4,682
Cash flow hedge amortization				(763)
Amortization of DAC and VOBA due to open block gains and losses				(2,347)
Restructuring costs				(1,551)
Other income from non-insurance operations				93

Income from continuing operations				67,556
Interest (expense)				(7,864)
Income tax (expense)				(19,402)
Income from discontinued operations, net of tax				545

Net income				$40,835

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Nine Months Ended September 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$194,972	$2,123	$2,015	$199,110
Product charges	122,128	43,173	—	165,301
Net investment income	246,353	520,080	3,741	770,174
Realized/unrealized gains (losses) on closed block investments	(1,732)	—	—	(1,732)
Other income	2,644	48,579	2,000	53,223

	564,365	613,955	7,756	1,186,076
Benefits and expenses:
Policyowner benefits	280,950	356,152	222	637,324
Underwriting, acquisition, and other expenses	54,207	58,887	17,362	130,456
Amortization of DAC and VOBA, net of open block loss adjustment of $3,247	66,211	82,003	—	148,214
Dividends to policyowners	60,955	3	—	60,958

	462,323	497,045	17,584	976,952

Segment pre-tax operating income	$102,042	$116,910	$(9,828)	209,124

Realized/unrealized gains (losses) on open block assets				(30,138)
Unrealized gains (losses) on open block options and trading investments				(10,252)
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				5,926
Cash flow hedge amortization				(953)
Amortization of DAC and VOBA due to open block gains and losses				(3,247)
Other income from non-insurance operations				1,136

Income from continuing operations				171,596
Interest (expense)				(24,144)
Income tax (expense)				(26,074)
Income from discontinued operations, net of tax				3,899
Cumulative effect of change in accounting, net of tax				(510)

Net income				$124,767

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Nine Months Ended September 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$219,313	$3,724	$980	$224,017
Product charges	104,912	31,256	—	136,168
Net investment income	240,863	504,212	6,023	751,098
Realized/unrealized gains (losses) on closed block investments	11,259	—	—	11,259
Other income	3,083	45,962	700	49,745

	579,430	585,154	7,703	1,172,287
Benefits and expenses:
Policyowner benefits	278,909	373,970	(814)	652,065
Underwriting, acquisition, and other expenses	59,224	52,251	11,224	122,699
Amortization of DAC and VOBA, net of open block gain adjustment of $12,800	59,421	64,954	—	124,375
Dividends to policyowners	86,330	—	—	86,330

	483,884	491,175	10,410	985,469

Segment pre-tax operating income	$95,546	$93,979	$(2,707)	186,818

Realized/unrealized gains (losses) on open block assets				30,307
Unrealized gains (losses) on open block options and trading investments				33,799
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(22,527)
Cash flow hedge amortization				(3,241)
Amortization of DAC and VOBA due to open block gains and losses				(12,800)
Reinsurance adjustments				3,854
Restructuring costs				(17,415)
Other income from non-insurance operations				715

Income from continuing operations				199,510
Interest (expense)				(22,238)
Income tax (expense)				(58,499)
Income from discontinued operations, net of tax				1,567

Net income				$120,340

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	September 30,	December 31,
	2004	2003
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,181,826	$13,944,961
Equity securities	76,743	74,890
Short-term investments	7,017	28,556
Securities held for trading purposes:
Fixed maturity securities	1,754,240	2,089,502
Equity securities	10,550	1,652
Short-term investments	—	591
Mortgage loans	847,391	968,572
Real estate	32	33
Policy loans	485,515	494,646
Other investments	279,262	339,436

Total investments	18,642,576	17,942,839
Cash and cash equivalents	537,673	274,150
Accrued investment income	217,832	205,492
Premiums, fees and other receivables	44,417	42,761
Reinsurance receivables	690,114	663,452
Deferred policy acquisition costs	1,184,022	1,021,856
Capitalized bonus interest	118,409	98,274
Value of business acquired	381,937	419,582
Goodwill	226,291	224,075
Property and equipment	45,582	48,849
Other assets	308,398	311,305
Separate account assets	242,447	261,657
Assets of discontinued operations	—	27,950

Total Assets	$22,639,698	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	September 30,	December 31,
	2004	2003
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,503,744	$16,994,255
Policyowner funds	1,418,770	1,306,160

Sub-total	18,922,514	18,300,415
Accrued expenses and other liabilities	845,276	443,589
Dividends payable to policyowners	319,141	321,233
Policy and contract claims	57,088	58,880
Income taxes payable	32,104	50,274
Deferred income taxes	115,674	80,861
Notes payable:
Bank debt	—	27,000
Senior notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,840	187,723
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	12,728	36,873
Separate account liabilities	242,447	261,657
Liabilities of discontinued operations	—	19,421

Total Liabilities	21,080,317	20,132,431
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,942,340 shares issued and 39,113,503 shares outstanding in 2004; 43,836,608 shares issued and 39,194,602 shares outstanding in 2003	43,942	43,836
Additional paid-in capital	1,188,526	1,184,237
Accumulated other comprehensive income (loss)	113,046	84,519
Unearned compensation	(1,303)	(1,361)
Retained earnings	379,773	255,006
Treasury stock, at cost (4,828,837 shares in 2004 and 4,642,006 shares in 2003)	(164,603)	(156,426)

Total Stockholders’ Equity	1,559,381	1,409,811

Total Liabilities and Stockholders’ Equity	$22,639,698	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

September 30, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,181,826	$(529,588)	$14,652,238
Equity securities	76,743	(1,757)	74,986
Short-term investments	7,017	(71)	6,946
Securities held for trading purposes:
Fixed maturity securities	1,754,240	—	1,754,240
Equity securities	10,550	—	10,550
Mortgage loans	847,391	—	847,391
Real estate	32	—	32
Policy loans	485,515	—	485,515
Other investments	279,262	(884)	278,378

Total invested assets	18,642,576	(532,300)	18,110,276
Cash and cash equivalents	537,673	—	537,673
Accrued investment income	217,832	—	217,832
Premiums, fees and other receivables	44,417	—	44,417
Reinsurance receivables	690,114	—	690,114
Deferred policy acquisition costs	1,184,022	134,820	1,318,842
Capitalized bonus interest	118,409	22,366	140,775
Value of business acquired	381,937	74,204	456,141
Goodwill	226,291	—	226,291
Property and equipment	45,582	—	45,582
Other assets	308,398	—	308,398
Separate account assets	242,447	—	242,447

Total Assets	$22,639,698	$(300,910)	$22,338,788

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

September 30, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,503,744	$—	$17,503,744
Policyowner funds	1,418,770	857	1,419,627

	18,922,514	857	18,923,371
Accrued expenses and other liabilities	845,276	(10,468)	834,808
Dividends payable to policyowners	319,141	(117,427)	201,714
Policy and contract claims	57,088	—	57,088
Income taxes payable	32,104	—	32,104
Deferred income taxes	115,674	(60,826)	54,848
Debt:
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	188,840	—	188,840
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	12,728	—	12,728
Separate Account liabilities	242,447	—	242,447

Total Liabilities	21,080,317	(187,864)	20,892,453
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,942,340 shares issued and 39,113,503 shares outstanding in 2004;	43,942	—	43,942
Additional paid-in capital	1,188,526	—	1,188,526
Accumulated other comprehensive income (loss)	113,046	(113,046)	—
Unearned compensation	(1,303)	—	(1,303)
Retained earnings	379,773	—	379,773
Treasury stock, at cost (4,828,837 shares in 2004)	(164,603)	—	(164,603)

Total Stockholders’ Equity	1,559,381	(113,046)	1,446,335

Total Liabilities and Stockholders’ Equity	$22,639,698	$(300,910)	$22,338,788

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Product Mix

($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
Protection Products Repetitive Premiums (1):	2004	2003	2004	2003
Whole Life	$1	$7	$9	$227
Interest-Sensitive Whole Life	1,076	4,121	5,905	16,959
Term Life	3,228	3,421	10,375	10,761
Universal Life	6,700	7,553	23,469	23,931
Equity Indexed Life	17,357	11,449	53,951	36,676

Sub-total	28,362	26,551	93,709	88,554
Term Life from Private Label Sales (2)	—	488	—	4,181

Total Repetitive Premiums	$28,362	$27,039	$93,709	$92,735

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$68,222	$103,966	$228,969	$347,828
Equity Indexed Annuity	358,773	392,630	1,004,130	993,075

Sub-total	426,995	496,596	1,233,099	1,340,903
Variable Annuity	561	682	2,219	2,570
Funding Agreements	—	—	85,000	—

Total Accumulation Deposits	$427,556	$497,278	$1,320,318	$1,343,473

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Source of Business

($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
Protection Products Repetitive Premiums (1):	2004	2003	2004	2003
Preferred Producer (Career)	$6,540	$6,522	$21,512	$18,743
Personal producing general agent (PPGA)	11,999	12,568	41,750	43,398
Independent Agent Force (2)	9,823	7,461	30,447	26,413

Total Repetitive Premium	28,362	26,551	93,709	88,554
Private Label Distribution (3)	—	488	—	4,181

Total Repetitive Premiums	$28,362	$27,039	$93,709	$92,735

Accumulation Deposits (1):
Preferred Producer (Career)	$38,697	$43,691	$103,893	$125,754
Personal Producing General Agent (PPGA)	7,395	8,368	21,256	27,621
Bank Distribution	1,837	5,285	10,266	24,235
Independent Agent Force (2)	379,627	439,934	1,099,903	1,165,863
Funding Agreements	—	—	85,000	—

Total Accumulation Deposits	$427,556	$497,278	$1,320,318	$1,343,473

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	September 30, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$537,673	$—	$—	$537,673
Securities available-for-sale:
Investment grade bonds	13,510,049	537,558	(58,284)	13,989,323
Non-investment grade bonds	1,142,189	61,197	(10,883)	1,192,503
Equity securities	74,986	1,980	(223)	76,743
Short-term investments	6,946	74	(3)	7,017
Securities for trading:
Investment grade bonds	1,625,326	—	—	1,625,326
Non-investment grade bonds	128,914	—	—	128,914
Equity securities	10,550	—	—	10,550
Loans	847,391	—	—	847,391
Real estate	32	—	—	32
Policy loans	485,515	—	—	485,515
Other invested assets	279,127	135	—	279,262

Total	$18,648,698	$600,944	$(69,393)	$19,180,249

	December 31, 2003
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$274,150	$—	$—	$274,150
Securities available-for-sale:
Investment grade bonds	12,440,984	526,455	(106,630)	12,860,809
Non-investment grade bonds	1,033,917	62,270	(12,035)	1,084,152
Equity securities	72,796	2,467	(373)	74,890
Short-term investments	27,882	675	(1)	28,556
Securities for trading:
Investment grade bonds	1,929,802	—	—	1,929,802
Non-investment grade bonds	159,700	—	—	159,700
Equity securities	1,652	—	—	1,652
Short-term investments	591	—	—	591
Loans	968,572	—	—	968,572
Real estate	33	—	—	33
Policy loans	494,646	—	—	494,646
Other invested assets	338,902	534	—	339,436

Total	$17,743,627	$592,401	$(119,039)	$18,216,989

Investment Portfolio Data (1):	September 30, 2004	December 31, 2003
Average NAIC Rating	1.48	1.50
Average Life	8.37	7.63
Effective Duration	5.60	5.35
GAAP Effective Book Yield	5.72	5.69

	September 30, 2004			December 31, 2003
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	$830,254	5.06%	4.45%	$765,881	4.92%	4.32%
NAIC 4	421,660	2.57%	2.26%	368,151	2.37%	2.07%
NAIC 5	16,108	0.10%	0.09%	50,089	0.32%	0.28%
NAIC 6	3,081	0.02%	0.02%	9,497	0.06%	0.05%

Total	$1,271,103	7.75%	6.82%	$1,193,618	7.67%	6.72%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA - Total Invested Assets

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	September 30, 2004			December 31, 2003
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	$566,118	3.3%	3.0%	$742,209	4.6%	4.1%
Public Credit	9,316,230	55.1%	48.6%	8,537,671	53.2%	46.9%
Private Credit	2,071,282	12.2%	10.8%	1,940,299	12.1%	10.7%
Below Investment Grade	1,321,416	7.8%	6.9%	1,243,852	7.8%	6.8%
Mortgage-Backed (MBS)	1,964,510	11.6%	10.2%	2,014,701	12.6%	11.0%
Commercial Mortgage-Backed (CMBS)	1,073,752	6.3%	5.6%	977,126	6.1%	5.4%
Asset-Backed (ABS)	562,562	3.3%	2.9%	462,259	2.9%	2.5%
Redeemable Preferred Stock	60,196	0.4%	0.3%	116,346	0.7%	0.6%

Total	$16,936,066	100.0%	88.3%	$16,034,463	100.0%	88.0%

		September 30, 2004			December 31, 2003
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	$10,481,436	61.9%	54.7%	$9,922,944	61.8%	54.5%
2	BBB- to BBB+	5,133,214	30.3%	26.7%	4,867,666	30.4%	26.7%

	Investment Grade	15,614,650	92.2%	81.4%	14,790,610	92.2%	81.2%

3	BB- to BB+	862,944	5.1%	4.5%	801,175	5.0%	4.4%
4	B- to B+	436,862	2.6%	2.3%	383,126	2.4%	2.1%
5 & 6	CCC or lower	21,610	0.1%	0.1%	59,552	0.4%	0.3%

	Below Investment Grade	1,321,416	7.8%	6.9%	1,243,853	7.8%	6.8%

	Total	$16,936,066	100.0%	88.3%	$16,034,463	100.0%	88.0%

	September 30, 2004			December 31, 2003
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	$890,290	5.3%	4.7%	$755,957	4.7%	4.2%
Capital Goods	890,376	5.3%	4.6%	864,989	5.4%	4.7%
Communications	1,225,913	7.2%	6.4%	1,124,744	7.0%	6.2%
Consumer Cyclical	1,184,787	7.0%	6.2%	981,486	6.1%	5.4%
Consumer Non Cyclical	1,765,244	10.4%	9.2%	1,701,752	10.6%	9.3%
Energy	1,006,269	5.9%	5.2%	965,482	6.0%	5.3%
Technology	227,191	1.3%	1.2%	245,727	1.5%	1.4%
Transportation	544,143	3.2%	2.8%	462,694	2.9%	2.5%
Industrial Other	173,023	1.0%	0.9%	154,507	1.0%	0.9%
Utilities	1,734,116	10.2%	9.0%	1,547,975	9.7%	8.5%
Financial Institutions	2,564,348	15.2%	13.4%	2,427,920	15.2%	13.3%

Sub-total	12,205,700	72.0%	63.6%	11,233,233	70.1%	61.7%
Other (1)	4,730,366	28.0%	24.7%	4,801,230	29.9%	26.3%

Total	$16,936,066	100.0%	88.3%	$16,034,463	100.0%	88.0%

     (1) Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	September 30, 2004			December 31, 2003
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	$1,357,309	69.1%	7.1%	$1,408,836	69.9%	7.8%
Planned Amortization Class (PACs)	409,901	20.9%	2.1%	485,320	24.1%	2.7%
Sequential Pay	178,388	9.1%	0.9%	95,655	4.7%	0.5%
Subordinated	—	—	—	1,333	0.1%	—
Adjustable Rate Mortgages (ARMs)	18,912	1.0%	0.1%	23,505	1.2%	0.1%
Z bonds	—	—	—	52	—	—

Total	$1,964,510	100.0%	10.2%	$2,014,701	100.0%	11.1%

AmerUs Group Co.
Policyowner Liability Characteristics - Annuities

($ in thousands)

September 30, 2004

			Equity Indexed
	Fixed	Equity Indexed	Derivatives	Equity Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$33,645	$(525)	$33,120
No surrender charge	1,647,789	41,254	440	41,694
1 percent	92,459	9,967	8	9,975
2 percent	155,333	11,884	76	11,960
3 percent	140,253	64,630	4,789	69,419
4 percent	499,940	356,520	34,117	390,637
5 percent	966,302	449,426	47,369	496,795
6 percent	512,730	203,444	16,364	219,808
7 percent	461,353	92,014	2,564	94,578
8 percent	445,448	222,337	5,728	228,065
9 percent	470,920	375,269	7,238	382,507
10 percent or greater	1,254,306	3,085,583	23,045	3,108,628

Total	$6,646,833	$4,945,973	$141,213	$5,087,186

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$313,631	$1,412,308	$7,796	$1,420,104
Total return strategy	—	1,492,922	—	1,492,922
Non-MVA	6,333,202	2,040,743	133,417	2,174,160

Total	$6,646,833	$4,945,973	$141,213	$5,087,186

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$265,658	$—	$—	$—
Quarterly	—	—	—	—
1 Year	5,183,006	—	—	—
Multi-year	1,179,352	—	—	—
Bailout	18,817	—	—	—
Cumulative floor (1)	—	4,945,973	141,213	5,087,186

Total	$6,646,833	$4,945,973	$141,213	$5,087,186

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$275,235	$—	$—	$—
3 percent	3,027,847	—	—	—
3.25 percent	514,779	—	—	—
3.50 percent	699,250	—	—	—
4 percent	2,074,292	—	—	—
4.5 percent	55,430	—	—	—
Cumulative floor (1)	—	4,945,973	141,213	5,087,186

Total	$6,646,833	$4,945,973	$141,213	$5,087,186

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,915,419	$—	$—	$—
0.0% - 0.5%	213,804	—	—	—
0.5% - 1.0%	137,201	—	—	—
1.0% - 1.5%	76,689	—	—	—
1.5% - 2.0%	43,544	—	—	—
2.0% - 2.5%	192,167	—	—	—
2.5% - 3.0%	68,134	—	—	—
Greater Than 3.0%	999,875	—	—	—
Cumulative floor (1)	—	4,945,973	141,213	5,087,186

Total	$6,646,833	$4,945,973	$141,213	$5,087,186

(1)	Equity indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for equity indexed products. For GAAP, equity indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.

Annuity Segment Spread

($ in thousands)

	Rolling 12 Months Ended
	September 30,
ANNUITY SEGMENT SPREADS LTM:	2004	2003
Asset earned rate	5.76%	6.05%
Liability credited rate (1)	3.55%	3.98%

Product spread	2.21%	2.07%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	September 30, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$589,606		$589,606
Average invested assets	$10,235,567		$10,235,567

Asset earned rate	5.76%		5.76%

Annuity segment benefit expense (1)	$377,982	$(11,484)	$366,498
Average annuity segment liabilities (1)	$10,501,026	$(168,827)	$10,332,199

Liability credited rate	3.60%		3.55%

Product spread	2.16%		2.21%

	Rolling 12 Months Ended
	September 30, 2003
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$556,021		$556,021
Average invested assets	$9,191,102		$9,191,102

Asset earned rate	6.05%		6.05%

Annuity segment benefit expense (1)	$382,707	$(11,025)	$371,682
Average annuity segment liabilities (1)	$9,430,275	$(83,519)	$9,346,756

Liability credited rate	4.06%		3.98%

Product spread	1.99%		2.07%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity indexed annuity products. For GAAP, equity indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes capitalized bonus interest amortization from total benefit expense. For GAAP, effective January 1, 2004, capitalized bonus interest amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and equity indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.

Closed Block

($ in thousands)

	September 30,	December 31,
	2004	2003
LIABILITIES:
Future life and annuity policy benefits	$2,806,307	$2,845,365
Policyowner funds	8,466	9,232
Accrued expenses and other liabilities	69,894	44,473
Dividends payable to policyowners	163,157	173,703
Policy and contract claims	12,020	22,694
Policyowner dividend obligation	145,062	134,386

Total Liabilities	3,204,906	3,229,853

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,009,231	2,027,177
Mortgage loans	74,594	80,170
Policy loans	337,667	346,823
Cash and cash equivalents	6,110	3,492
Accrued investment income	32,383	32,629
Premiums, fees and other receivables	104,331	55,134
Other assets	17	17

Total Assets	2,564,333	2,545,442

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$640,573	$684,411

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
REVENUES AND EXPENSES:
Insurance premiums	$45,859	$43,037	$143,138	$160,853
Product charges	1,966	1,560	3,368	7,784
Net investment income	36,974	37,350	108,943	114,666
Realized/unrealized gains (losses) on investments	1,910	3,915	(1,732)	11,259
Policyowner benefits	(54,314)	(55,427)	(167,981)	(183,946)
Underwriting, acquisition and other expenses	(678)	(744)	(2,684)	(2,991)
Dividends to policyowners	(22,651)	(19,962)	(55,069)	(77,611)

Contribution from the Closed Block before income taxes	$9,066	$9,729	$27,983	$30,014

AmerUs Group Co.

Additional Information

($ in thousands)

	September 30,	December 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):	2004	2003
Traditional Life	$69,246,000	$70,904,000
Universal Life	22,147,000	20,780,000
Equity Indexed Life	9,068,000	6,878,000

Total Life Insurance In Force	$100,461,000	$98,562,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,510,351	$3,465,853
Universal Life	1,577,884	1,517,227
Equity Indexed Life	312,753	224,874

Total Life Insurance Reserves	5,400,988	5,207,954
Deferred Fixed Annuity	6,914,905	7,257,387
Equity Indexed Annuity	5,087,186	4,439,836

Total Annuity Reserves	12,002,091	11,697,223
Total Reserves	$17,403,079	$16,905,177

NUMBER OF PRODUCERS:
Protection Products Segment:
Career Agents (including general agents)	1,234	1,225
Personal Producing General Agents and sub-agents	5,526	4,762
Independent Agents - other than New York	12,683	9,601
Independent Agents - New York	6,240	6,862
Retail Broker / Dealers	710	707
Registered Representatives	17,688	17,581
Accumulation Products Segment - Independent Agents	5,072	6,893

Total Producers	49,153	47,631

	September 30,	September 30,
	2004	2003
LIFE INSURANCE LAPSE RATE - LTM	6.7%	6.2%
ANNUITY WITHDRAWAL RATES - LTM
With Internal Replacements	9.6%	9.3%
Without Internal Replacements	8.8%	8.8%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.

Additional Information

($ in thousands)

ROLLFORWARD:	DAC	BONUS INTEREST	VOBA
Beginning Balance - December 31, 2003	$1,021,856	$98,274	$419,582
Capitalization	272,216	38,131	4,670
Amortization	(96,087)	(12,816)	(55,374)
Amortization impact of adopting SOP03-1	2,185	—	—
FAS 115 Adjustment	(16,148)	(5,180)	13,059

Ending Balance - September 30, 2004	$1,184,022	$118,409	$381,937

CONTRIBUTION FROM THE CLOSED BLOCK	2004	2005
First Quarter	$9,592	$9,291
Second Quarter	9,325	9,028
Third Quarter	9,066	8,772
Fourth Quarter	8,812	8,522

Total	$36,795	$35,613

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For The Nine Months Ended
	September 30,
	2004	2003
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.09%)	(0.08%)
Dividend received deduction	(0.91%)	(0.71%)
Non-deductible meals, entertainment & dues	0.23%	0.45%
Tax exempt income	(2.35%)	(2.14%)
State taxes on non-life operations	0.37%	0.58%
Prior year overpayments	(2.49%)	—
Provision releases	(5.37%)	—
Deferred income tax asset valuation allowance change	(7.04%)	—
Other items, net	0.33%	(0.10%)

Effective tax rate	17.68%	33.00%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $22.6 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street - 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
Third Quarter	$41.51	$37.31	$0.00
2003
First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
Third Quarter	$35.89	$27.70	$0.00
Fourth Quarter	$38.00	$34.48	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Vice President - Investor Relations Phone - (515) 362-3693	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915
Fax - (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2003 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2003, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.